  As filed with the Securities and Exchange Commission on September 19, 1997.

                                                   Registration No. 333-________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -----------------------------------

                                   FORM S-1

                     -----------------------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           UNIFAB INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Louisiana                                   3441                                    72-1382998
 (State or other jurisdiction             (Primary Standard Industrial                     (I.R.S. Employer
of incorporation or organization)         Classification Code Number)                    Identification No.)

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                                 5007 Port Road
                          New Iberia, Louisiana  70562
                                 (318) 367-8291
                  (Address, including zip code, and telephone
                  number, including area code, of Registrant's
                          principal executive offices)

                                DAILEY J. BERARD
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           UNIFAB INTERNATIONAL, INC.
                                 5007 PORT ROAD
                          NEW IBERIA, LOUISIANA  70562
                                 (318) 367-8291
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   COPIES TO:


         CARL C. HANEMANN                          THOMAS P. MASON
     Jones, Walker, Waechter,                   Andrews & Kurth L.L.P.
Poitevent, Carrere & Denegre, L.L.P.          4200 Texas Commerce Tower
      201 St. Charles Avenue                    600 Travis, Suite 4200
   New Orleans, LA  70170-5100                  Houston, Texas  77002
          (504) 582-8000                            (713) 220-4200

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.


                     -----------------------------------

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.
[ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] Registration No. 333-31609

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

                     -----------------------------------

                        CALCULATION OF REGISTRATION FEE
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
==============================================================================================
                                                                     Proposed
                                                                     maximum        Amount of
                             Title of each class of                 aggregate     registration
                          securities to be registered                offering          fee
                                                                     price(1)
----------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share                             $6,474,500       $1,962
==============================================================================================
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(1)      Estimated solely for the purpose of calculating the registration fee.

         The contents of the Registration Statement on Form S-1, as amended (Registration No. 333-31609), registering up to $51,796,000 of shares of common stock, $0.01 par value, of UNIFAB International, Inc., are hereby incorporated by reference herein. Filed as exhibits hereto are the following opinions and consents.


         1.1 Form of Underwriting Agreement (incorporated by reference to Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-31609)

         1.2 Certificate of Registrant as to payment of additional registration filing

         5.1 Opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.

         23.1    Consent of Ernst & Young

         23.2 Consent of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P. (included in Exhibit 5)

         24.1 Power of Attorney (included in the Signature Page to this Registration Statement)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Iberia, State of Louisiana, on September 18, 1997.


                                        UNIFAB INTERNATIONAL, INC.



                                        By:        /s/ Dailey J. Berard
                                            -----------------------------------
                                                     Dailey J. Berard
                                            President, Chief Executive Officer
                                                 and Chairman of the Board


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Dailey J. Berard and Peter J. Roman, or either one of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                                   TITLE                                 DATE
             ---------                                   -----                                 ----
        /s/ Dailey J. Berard         President, Chief Executive Officer and             September 18, 1997
 ---------------------------------   Chairman of the Board (Principal Executive
          Dailey J. Berard           Officer)

         /s/ Peter J. Roman          Vice President and Chief Financial Officer         September 18, 1997
 ---------------------------------   (Principal Financial and Accounting Officer)
           Peter J. Roman

      /s/ Charles E. Broussard       Director                                           September 18, 1997
 ---------------------------------
        Charles E. Broussard

          /s/ Perry Segura           Director                                           September 18, 1997
 ---------------------------------
            Perry Segura

    /s/ Richard E. Roberson, Jr.     Director                                           September 18, 1997
 ---------------------------------
      Richard E. Roberson, Jr.

         /s/ George C. Yax           Director                                           September 18, 1997
 ---------------------------------
           George C. Yax

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
                                EXHIBIT INDEX



        EXHIBIT
        NUMBER                   DESCRIPTION
        ------                   -----------
         1.1     Form of Underwriting Agreement (incorporated by reference to
                 Registrant's Registration Statement on Form S-1, as amended
                 (Registration No. 333-31609)

         1.2 Certificate of Registrant as to payment of additional registration filing

         5.1     Opinion of Jones, Walker, Waechter, Poitevent, Carrere &
                 Denegre,  L.L.P.

         23.1    Consent of Ernst & Young

         23.2    Consent of Jones, Walker, Waechter, Poitevent, Carrere &
                 Denegre,  L.L.P. (included in Exhibit 5)

         24.1    Power of Attorney (included in the Signature Page to this
                 Registration Statement)

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